As filed with the Securities and Exchange Commission on January 5, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman Alternative Funds

Institutional Class Shares Class A Shares Class C Shares

Global Allocation Fund

Annual Report

October 31, 2011

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARY	2

FUND EXPENSE INFORMATION	8

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	9

POSITIONS BY INDUSTRY	12

FINANCIAL STATEMENTS	17

FINANCIAL HIGHLIGHTS/PER SHARE DATA	31

Report of Independent Registered Public Accounting Firm	34

Directory	35

Trustees and Officers	36

Proxy Voting Policies and Procedures	46

Quarterly Portfolio Schedule	46

Notice to Shareholders	46

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter (Unaudited)

Dear Fellow Shareholder,

The global financial markets were often driven by macro factors that caused investor sentiment to shift during the period since the Neuberger Berman Global Allocation Fund's inception on December 29, 2010 through October 31, 2011 (the reporting period). This, in turn, triggered periods of heightened volatility and mixed results for the various global asset classes in which the Fund invests.

Despite several flights to quality, equities in the U.S. and abroad generated solid results during the first four months of the reporting period. Over this time, fixed income securities also produced positive results. During the last five months of the reporting period, corporate balance sheets were generally flush with cash and profits remained strong. However, this was overshadowed at times by concerns regarding the global economy, the ongoing European sovereign debt crisis and the downgrade of the long-term U.S. sovereign credit rating. Collectively, this caused risk aversion to spike in the third quarter as investors favored more defensive assets, including U.S. government securities. At one point in September 2011, the yield on the U.S. 10-year Treasury fell to a level not seen since the 1940s. However, risk appetite resumed in October 2011 given some signs of progress in Europe at that time.

All told, U.S. equities posted a modest gain during the reporting period, whereas developed and emerging market equities generated poor results. Elsewhere, fixed income securities in both the U.S. and abroad produced positive results over the reporting period. In the currency markets, the U.S. dollar generally weakened versus its developed market counterparts.

Looking ahead, we anticipate growth in the U.S. to remain modest, but positive. Easy monetary conditions, ample liquidity and strong balance sheets for both consumers and corporations should, in our view, provide an improved environment for spending and, thus, U.S. growth. We are less optimistic about near-term economic growth in the eurozone given the sovereign debt crisis and recently proposed austerity measures.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Global Allocation Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Global Allocation Fund, which was launched on December 29, 2010. We seek total return by employing proprietary investment models to allocate the Fund's assets across stock, bond, currency and short-term instruments of issuers in markets around the world. The Fund seeks to generate returns through asset allocation, security selection and currency management techniques. The Fund obtains these exposures through a variety of investment instruments, including long and short positions in individual securities, exchange traded funds and derivatives.

Neuberger Berman Global Allocation Fund Institutional Class generated a 3.00% total return from its inception on December 29, 2010 through October 31, 2011 and lagged its benchmark, a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index, which provided a 3.57% return. For the period from January 1, 2011, which is the date at which the Fund was fully invested, through October 31, 2011, the Fund generated a return of 3.00%, outperforming its benchmark, which provided a 2.57% return. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets experienced periods of heightened volatility during the Fund's fiscal year. Investor risk appetite was often replaced by increased risk aversion given macro factors such as concerns about the global economy, the European sovereign debt crisis, Standard & Poor's downgrade of the long-term U.S. sovereign credit rating, the Arab Spring and the ramifications from the natural disasters in Japan. Whereas U.S. equities posted a modest gain during the period, both international developed and emerging market equities performed poorly. Bouts of risk aversion often supported the bond market, as yields moved lower during the period. While fixed income securities were not immune to macro concerns, they typically generated solid returns over the period. In currency markets, the U.S. dollar weakened against most developed markets, most notably the Australian dollar and Swiss franc.

From an asset allocation perspective, the positive impact from the Fund's macro positioning in fixed income securities, which was implemented primarily through derivatives such as total return swaps and futures contracts on broad-based fixed income indices and futures contracts on government bonds, was more than offset by the Fund's positioning in equity securities and its currency exposure, which was obtained through a combination of ETFs and derivatives such as futures, forwards and swaps.

In the fixed income markets, the Fund maintained overweights in the U.S. and Canada and an underweight in Australia compared to the benchmark. Our allocation to Japan changed substantially during the reporting period and represented a positive contribution to total return. What began as an underweight, and was later reduced further, became an overweight during the second quarter of 2011 and ultimately became our largest overweight by the end of the reporting period. Elsewhere, a modest overweight in Europe ex-UK was trimmed back to a neutral exposure in the summer and then further pared to give the Fund an underweight exposure in the third quarter of 2011.

In the equity markets, the Fund maintained an overweight in the U.S. and modest overweights in the UK and Hong Kong through September. The Fund's overweights to the Canadian and emerging markets through most of the period were trimmed to neutral positions by the end of the period. We remained largely neutral in European stocks throughout the Fund's fiscal year, and moved from an underweight to a neutral position in Australia.

In terms of the Fund's currency exposure, which was obtained through a combination of derivatives such as futures and forwards, we started the period with an underweight to the Japanese yen. This was changed to a neutral position and then increased to an overweight exposure. The Fund's allocation to the Australian dollar was also tactically adjusted, as it moved from an underweight in the first quarter of 2011, to an overweight in the second quarter, and back to an underweight in the third quarter. Elsewhere, we remained largely neutral to the Swiss franc throughout the period.

Much of the Fund's investment exposure is accomplished through the use of derivatives, which may not require the Fund to deposit the full notional amount of its investments with counterparties. As a result, the Fund's resulting cash balances are invested in money market mutual funds, while at the same time achieving the desired investment exposures for the Fund through such derivatives.

The Fund's security selection substrategy (equity market neutral), which focuses on global stocks, added value during the reporting period. Geographically, most of the contributions came from successful long/short positions in Japan, the U.S. and Europe ex-UK. Conversely, security selection in Asia ex-Japan, the UK and Canada detracted from results.

Looking ahead, we anticipate U.S. growth to remain modest, but positive, as the economy adjusts to tighter fiscal conditions. Given ongoing concerns regarding the economic environment and fears of contagion within Europe, we could continue to experience periods of volatility and high equity correlations in 2012. That being said, we believe opportunities remain for disciplined investors with a long-term focus and a global mindset.

While corporate fundamentals in the U.S. are generally positive, global developed markets could be under the cloud of the European debt crisis for quite some time. Necessary reforms to reduce unaffordable entitlements and increase productivity will cause short-term pains but, hopefully, long-term gains. In particular, the structural problems in Europe will take time to resolve, and political obstacles and the lack of fiscal union are likely to lengthen the process. Yet, many international companies with global operations remain attractive and, in our view, have been unfairly punished by the daily headlines. That being said, we are more optimistic about near-term future economic growth in the U.S. than in Europe. With regard to fixed income, we remain somewhat defensively positioned, with overweights in several regions partially as a hedge on our equity positioning and continued concerns about the economic recovery and growth. The European debt crisis is likely to remain in the forefront of investor unease for some time, and this uncertainty has been reflected in our positioning as we look ahead. Finally, in the currency markets, we have seen strong correlations between the equity markets and currencies within regions (strong negative correlation in the U.S. and Japan; strong positive correlations in other regions). We will closely monitor these relationships going forward as we look to add value from a currency perspective.

Sincerely,

Wai Lee, Bobby T. Pornrojnangkool, Alexandre Da Silva, Ping Zhou,
Joseph V. Amato and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3,5
	Inception Date	Cumulative Total Return Ended 10/31/2011 Life of the Fund
At NAV
Institutional Class2	12/29/2010	3.00%
Class A2	12/29/2010	2.70%
Class C2	12/29/2010	2.10%
With Sales Charge
Class A2		–3.20%
Class C2		1.10%
Index
MSCI World Index1,4		–2.32%
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index1,4		3.57%

Performance data quoted represent past performance and do not indicate future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2011 were 10.36%, 10.76% and 11.51% for Institutional Class, Class A and Class C, respectively (prior to any fee waivers and/or expense reimbursements, if any). The expense ratios net of waivers and/or reimbursements were 1.29%, 1.65% and 2.40% for Institutional Class, Class A and Class C, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through October 31, 2013 for Institutional Class, Class A and Class C shares.

Cumulative Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

The results shown in the table do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares.

Global Allocation Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years or, if the Fund has operated for less than 10 fiscal years, since the Fund's inception. The graph is based on the Fund's Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see the Performance Highlights table on the previous page). The graph also shows how a broad-based market index and, if applicable, a more narrowly-based index performed over the same period. The index results have not been reduced to reflect any fees or expenses. The results shown in the graph include the reinvestment of income dividends and distributions, but do not reflect the effect of taxes an investor would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 7 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices and may not invest in all securities included in the described indices.

2
Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and (as of June 22, 2011) dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") are limited to 1.20%, 1.56% and 2.31% of average daily net assets for the Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2013. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the year ended October 31, 2011, there were no repayments of expenses to Management.

3	The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

5	During the period from December 29, 2010 through April 30, 2011, the Fund had only one investor, which could have impacted Fund performance.

For more complete information on any of the Neuberger Berman Alternative Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

MSCI World Index:
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:
The 50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index is a blended index combining the performance of two separate indexes, the MSCI World Index and the J.P. Morgan Global Government Bond Index. The blended index tracks the performance of the two indexes at a 50%/50% weight, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index (GBI) provides a comprehensive measure for the performance of market-weighted local currency denominated fixed rate government debt of large developed government bond markets. As of February 2011, this index covered 13 countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, UK, and USA. The index measures returns in USD terms with no currency hedging and is rebalanced monthly. All government debt issues with at least 13 months remaining to maturity and meeting liquidity requirements are included in the index.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the period ended October 31, 2011 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/11 (Unaudited)

NEUBERGER BERMAN ALTERNATIVE FUNDS

Actual	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Expenses Paid During the Period(1) 5/1/11 – 10/31/11	Expense Ratio
Institutional Class	$1,000.00	$966.20	$7.24	1.46%
Class A	$1,000.00	$964.30	$10.20	2.06%
Class C	$1,000.00	$961.40	$13.00	2.63%

Hypothetical (5% annual return before expenses)(2)
Institutional Class	$1,000.00	$1,017.85	$7.43	1.46%
Class A	$1,000.00	$1,014.82	$10.46	2.06%
Class C	$1,000.00	$1,011.95	$13.34	2.63%

(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Global Allocation Fund

TOP TEN EQUITY HOLDINGS LONG POSITIONS
		Country	Industry
1	Western Refining	United States	Oil, Gas & Consumable Fuels	1.8%
2	Hochschild Mining	United Kingdom	Metals & Mining	1.2%
3	CVR Energy	United States	Oil, Gas & Consumable Fuels	1.1%
4	CNO Financial Group	United States	Insurance	1.1%
5	Kulicke & Soffa Industries	United States	Semiconductors & Semiconductor Equipment	0.9%
6	Corona Corp.	Japan	Household Durables	0.9%
7	Jazz Pharmaceuticals	United States	Pharmaceuticals	0.9%
8	Iida Home Max	Japan	Real Estate Management & Development	0.8%
9	Fresnillo PLC	United Kingdom	Metals & Mining	0.8%
10	Meyer Burger Technology AG	Switzerland	Machinery	0.8%

TOP TEN EQUITY HOLDINGS SHORT POSITIONS
		Country	Industry
1	Capita Group	United Kingdom	Professional Services	(1.4)%
2	Tokyo Electric Power	Japan	Electric Utilities	(1.0)%
3	Reed Elsevier	United Kingdom	Media	(1.0)%
4	Newmont Mining	United States	Metals & Mining	(1.0)%
5	Nike, Inc.	United States	Textiles, Apparel & Luxury Goods	(0.9)%
6	Essar Energy	United Kingdom	Oil, Gas & Consumable Fuels	(0.9)%
7	Mazda Motor	Japan	Automobiles	(0.7)%
8	MedAssets, Inc.	United States	Health Care Technology	(0.7)%
9	Tohoku Electric Power	Japan	Electric Utilities	(0.7)%
10	Nomura Holdings, Inc.	Japan	Capital Markets	(0.7)%

	Number of Shares	Value†

Long Positions (93.6%)

Common Stocks (30.5%)

Australia (0.3%)
Mount Gibson	7,857	$12,567
Iron Ltd.
PanAust Ltd.	1,064	3,595	*
		16,162

Canada (2.8%)
Anvil Mining Ltd.	1,203	8,690	*
Canfor Corp.	1,242	12,560	*
Celestica, Inc.	589	4,887	*
Cogeco Cable	397	18,891
First Majestic Silver	536	9,104	*
Jean Coutu Group	3,014	38,554
Tahoe Resources	555	10,473	*
West Fraser Timber	557	24,029
Wi-LAN, Inc.	5,963	44,390
		171,578

China (0.3%)
Orient Overseas
International	4,500	20,338

France (0.2%)
Internationale de
Plantations d'Heveas	136	14,873

Germany (0.3%)
Dialog
Semiconductor	1,034	19,904	*

Hong Kong (0.4%)
Cheung Kong
Infrastructure
Holdings	1,000	5,350
SJM Holdings	4,000	6,856
SmarTone
Telecommunications
Holdings	2,000	3,699
Techtronic Industries	3,500	3,028
		18,933

Italy (0.1%)
De'Longhi SPA	687	7,508

Japan (7.3%)
ARCS Co.	1,000	17,804
Arnest One	3,200	31,571
Century Tokyo
Leasing	600	11,996
Cocokara Fine	600	14,915
Corona Corp.	3,200	55,711
Cosmos
Pharmaceutical	800	37,107
Iida Home Max	5,800	46,860
Jaccs Co.	2,000	6,607
Megane Top	400	4,671
Nissin Electric	4,000	24,602
Okuwa Co.	2,000	27,903
Ship Healthcare	1,700	41,329
Holdings
Tachi-S Co.	1,900	32,452
transcosmos Inc.	2,200	24,932

Valor Co.	2,600	38,669
Yamazen Corp.	3,300	23,364
		440,493

Singapore (0.0%)
XP Power	5	80

Switzerland (0.8%)
Meyer Burger
Technology AG	1,919	45,934	*

United Kingdom (5.6%)
Bodycote PLC	2,424	10,967
Cape PLC	2,163	16,743
Fenner PLC	6,932	37,818
Fresnillo PLC	1,702	46,143
Hochschild Mining	10,097	72,333
Kazakhmys PLC	1,814	26,817
Lamprell PLC	8,860	34,346
Northgate PLC	6,712	27,785	*
Oxford Instruments	244	3,004
Persimmon PLC	1,659	13,230
Sports Direct
International	10,444	38,471	*
		327,657

United States (12.4%)
Boise, Inc.	4,849	29,336	È
Boyd Gaming	3,078	19,945	*
BroadSoft Inc.	371	13,356	*
Buckeye Technologies	571	17,267	È
Caliper Life Sciences	1,784	18,696	*

CNO Financial
Group	10,116	$63,225	*È
Crosstex Energy	2,437	31,754
CVR Energy	2,568	63,584	*È
Delek US Holdings	300	4,344
Entegris, Inc.	4,100	36,736	*È
Genworth Financial	1,183	7,548	*È
Golar LNG	1,043	42,169
Haynes International	123	7,194
Hercules Offshore	5,121	19,409	*
ION Geophysical	1,490	11,354	*
iStar Financial	4,712	31,994	*
Jazz Pharmaceuticals	1,328	51,739	*È
Kelly Services, Class A	896	14,650
Kraton Performance
Polymers	343	6,750	*
Kulicke & Soffa
Industries	5,869	56,636	*È
MGM MIRAGE	382	4,401	*
National Financial
Partners	343	4,689	*
Patriot Coal	2,421	30,408	*
Questcor
Pharmaceuticals	125	5,076	*
Tesoro Corp.	1,185	30,739	*È
United Rentals	279	6,531	*È
US Airways Group	1,675	9,665	*È
Western Refining	6,596	105,404	*È
		744,599

Total Common Stocks

(Cost $1,872,628)		1,828,059

Equity Funds (0.3%)
Vanguard MSCI
Emerging Markets
Index

(Cost $22,279)	452	18,754

Short-Term Investments (62.8%)
State Street
Institutional
Goverment
Money Market
Fund Institutional
Class

(Cost $3,764,521)	3,764,521	3,764,521	Ø

Total Long Positions (93.6%)

(Cost $5,659,428)		5,611,334	##

Cash, receivables
and other assets,
less liabilities (36.3%)		2,177,368

Short Positions
(see summary
below) ((29.9)%)		(1,795,496)

Total Net Assets (100.0%)		5,993,206

Short Positions ((29.9)%)

Common Stocks Sold

Short ((29.9)%)ØØ

Australia ((0.3)%)
Aristocrat Leisure	(2,959)	(7,005)
Kingsgate
Consolidated	(1,101)	(8,681)
		(15,686)

Canada ((2.7)%)
Aurizon Mines	(5,174)	(29,276)*
Bankers Petroleum	(6,587)	(35,025)*
Guyana Goldfields	(2,065)	(18,148)*
Minefinders Corp.	(2,532)	(35,894)*
Niko Resources	(302)	(16,613)
PetroBakken
Energy Ltd.	(359)	(3,270)
Petrobank Energy &
Resources	(1,600)	(14,399)*
Seabridge Gold	(443)	(10,427)*
		(163,052)

Finland ((0.3)%)
Talvivaara Mining	(4,959)	(18,658)*

Hong Kong ((0.6)%)
AAC Technologies	(8,000)	(18,353)
Li & Fung	(10,000)	(19,272)
		(37,625)

Japan ((7.5)%)
Advantest Corp.	(2,300)	(26,769)
Chubu Electric
Power	(200)	(3,659)
Daiwa Securities
Group	(2,000)	(6,998)
Kyushu Electric
Power	(1,700)	(22,505)
Mazda Motor	(20,000)	(42,039)*
Mitsumi Electric	(2,900)	(23,013)
Nippon Paper Group	(400)	(9,168)
Nomura
Holdings, Inc.	(10,400)	(39,626)
Panasonic Corp.	(2,800)	(28,305)
Resona Holdings	(3,600)	(16,137)
Ricoh Co.	(3,000)	(24,588)
Sharp Corp.	(2,000)	(18,436)
Shinko Electric	(1,900)	(13,729)
Industries
Sony Corp.	(300)	(6,259)
Sumco Corp.	(1,100)	(11,123)*
Sumitomo Metal
Industries	(13,000)	(24,448)
Toho Titanium	(1,500)	(32,002)
Tohoku Electric
Power	(3,600)	(39,778)
Tokyo Electric
Power	(16,900)	(61,992)*

		(450,574)

Netherlands ((0.4)%)
PostNL NV	(4,889)	(24,755)

Switzerland ((0.8)%)
EFG International	(1,317)	(10,995)
Orascom
Development	(1,627)	(35,989)
		(46,984)

United Kingdom ((5.4)%)
Britvic PLC	(2,522)	(13,355)
Capita Group	(7,041)	(82,150)
Diageo PLC	(1,106)	(22,889)
Essar Energy	(11,095)	(54,404)*
Inmarsat PLC	(3,212)	(24,231)
Reed Elsevier	(6,959)	(59,575)
Serco Group	(3,477)	(28,955)
TalkTalk Telecom	(7,409)	(15,424)
Group
UBM PLC	(2,623)	(21,351)
		(322,334)

United States ((11.9)%)
Advent Software	(316)	(8,658)*
Akamai
Technologies	(1,468)	(39,548)*
Amazon.com	(57)	(12,170)*
American Tower,
Class A	(157)	(8,651)*
Avon Products	(1,099)	(20,090)
Columbia Sportswear	(277)	(14,886)
Corporate Office
Properties	(352)	(8,536)
Crown Castle
International	(233)	(9,637)*
Digital River	(475)	(8,707)*
Dun & Bradstreet	(313)	(20,927)
Emerson Electric	(174)	(8,373)
EOG Resources	(198)	(17,707)
Exelon Corp.	(310)	(13,761)
Express Scripts	(146)	(6,677)*
Google Inc., Class A	(61)	(36,151)*
Grand Canyon	(484)	(7,894)*
Education
Greenhill & Co.	(312)	(11,787)
Johnson & Johnson	(242)	(15,582)
Lennox International	(594)	(19,121)
Masimo Corp.	(383)	(7,920)*
McMoRan	(1,492)	(18,173)*
Exploration
MedAssets, Inc.	(3,784)	(40,337)*
Nektar Therapeutics	(1,430)	(7,751)*
Newmont Mining	(861)	(57,541)
Nike, Inc.	(581)	(55,979)
Ormat Technologies	(482)	(9,153)
Pebblebrook	(1,895)	(36,062)
Hotel Trust
Pentair, Inc.	(818)	(29,407)
Royal Gold	(292)	(20,901)
Schlumberger Ltd.	(209)	(15,355)
Skechers U.S.A.	(632)	(9,012)*
Stanley Black &	(62)	(3,959)
Decker
Stericycle, Inc.	(356)	(29,754)*

Stryker Corp.	(310)	$(14,852)
Ultra Petroleum	(609)	(19,403	)*
Urban Outfitters	(507)	(13,816	)*
Varian Medical	(162)	(9,513	)*
Systems
WebMD Health	(781)	(28,077	)*
		(715,828)

Total Short Positions

(Proceeds $(1,955,782))		(1,795,496)

See Notes to Schedule of Investments

LONG POSTIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets

Oil, Gas & Consumable Fuels	$308,402	5.2%
Metals & Mining	196,916	3.4%
Food & Staples Retailing	174,952	2.9%
Semiconductors & Semiconductor Equipment	113,276	1.8%
Household Durables	111,048	1.8%
Machinery	94,719	1.6%
Insurance	75,462	1.3%
Energy Equipment & Services	65,109	1.1%
Pharmaceuticals	56,815	1.0%
Paper & Forest Products	53,856	0.9%
Real Estate Management & Development	46,860	0.8%
Communications Equipment	44,390	0.7%
Specialty Retail	43,142	0.7%
Health Care Providers & Services	41,329	0.7%
Auto Components	32,452	0.5%
Real Estate Investment Trusts	31,994	0.5%
Hotels, Restaurants & Leisure	31,202	0.5%
Trading Companies & Distributors	29,895	0.5%
Containers & Packaging	29,336	0.5%
Road & Rail	27,785	0.5%
IT Services	24,932	0.4%
Electrical Equipment	24,682	0.4%
Chemicals	21,623	0.3%
Marine	20,338	0.3%
Media	18,891	0.3%
Equity Funds	18,754	0.3%
Life Science Tools & Services	18,696	0.3%
Commercial Services & Supplies	16,743	0.3%
Professional Services	14,650	0.2%
Software	13,356	0.2%
Diversified Financial Services	11,996	0.2%
Airlines	9,665	0.2%
Electronic Equipment, Instruments & Components	7,891	0.2%
Consumer Finance	6,607	0.1%
Electric Utilities	5,350	0.1%
Wireless Telecommunication Services	3,699	0.1%
Short-Term Investments and Other Assets—Net	5,941,889	99.1%
Short Positions (see summary below)	(1,795,496)	(29.9)%

	$5,993,206	100.0%

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets

Metals & Mining	$(255,976)	(4.3)%
Oil, Gas & Consumable Fuels	(178,994)	(3.0)%
Electric Utilities	(141,695)	(2.4)%
Internet Software & Services	(112,483)	(1.9)%
Professional Services	(103,077)	(1.7)%
Media	(80,926)	(1.3)%
Textiles, Apparel & Luxury Goods	(79,877)	(1.3)%
Capital Markets	(69,406)	(1.2)%
Commercial Services & Supplies	(58,709)	(1.0)%
Household Durables	(53,000)	(0.9)%
Semiconductors & Semiconductor Equipment	(51,621)	(0.9)%
Real Estate Investment Trusts	(44,598)	(0.7)%
Hotels, Restaurants & Leisure	(42,994)	(0.7)%
Automobiles	(42,039)	(0.7)%
Health Care Technology	(40,337)	(0.7)%
Diversified Telecommunication	(39,655)	(0.7)%
Beverages	(36,244)	(0.6)%
Machinery	(33,366)	(0.6)%
Health Care Equipment & Supplies	(32,285)	(0.5)%
Air Freight & Logistics	(24,755)	(0.4)%
Office Electronics	(24,588)	(0.4)%
Pharmaceuticals	(23,333)	(0.4)%
Electronic Equipment, Instruments & Components	(23,013)	(0.4)%
Personal Products	(20,090)	(0.3)%
Distributors	(19,272)	(0.3)%
Building Products	(19,121)	(0.3)%
Communications Equipment	(18,353)	(0.3)%
Wireless Telecommunication Services	(18,288)	(0.3)%
Commercial Banks	(16,137)	(0.3)%
Energy Equipment & Services	(15,355)	(0.3)%
Specialty Retail	(13,816)	(0.2)%
Internet & Catalog Retail	(12,170)	(0.2)%
Paper & Forest Products	(9,168)	(0.2)%
Independent Power Producers & Energy Traders	(9,153)	(0.1)%
Software	(8,658)	(0.1)%
Electrical Equipment	(8,373)	(0.1)%
Diversified Consumer Services	(7,894)	(0.1)%
Health Care Providers & Services	(6,677)	(0.1)%

Total Common Stocks Sold Short	$(1,795,496)	(29.9)%

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Global Allocation Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – quoted prices in active markets for identical investments
● Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
● Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities (long and short positions) and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Forward foreign currency contracts are determined by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

Total return swaps are determined by obtaining valuations from an independent pricing service using the underlying index and stated LIBOR ("London Interbank Offered Rate") rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in State Street Institutional Government Money Market Fund Institutional Class are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board

Notes to Schedule of Investments (cont'd)

of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures, or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2011:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total

Common Stocks^	$1,828,059	$—	$—	$1,828,059
Equity Funds	18,754	—	—	18,754
Short-Term Investments	—	3,764,521	—	3,764,521

Total Investments	$1,846,813	$3,764,521	$—	$5,611,334

^  The Schedule of Investments provides information on the country categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Total return swap contracts	$—	$259,773	$—	$259,773

Total	$—	$259,773	$—	$259,773

Liability Valuation Inputs
     The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short^	$(1,795,496)	$—	$—	$(1,795,496)
Forward contracts	—	(8,428)	—	(8,428)
Futures contracts	(28,527)	—	—	(28,527)

Total	$(1,824,023)	$(8,428)	$—	$(1,832,451)

^  The Schedule of Investments provides information on the country categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

##
At October 31, 2011, the cost of investments for U.S. federal income tax purposes was $6,191,210. Gross unrealized appreciation of investments was $75,360 and gross unrealized depreciation of investments was $655,236, resulting in net unrealized depreciation of $579,876 based on cost for U.S. federal income tax purposes.

*	Security did not produce income during the last twelve months.
È	All or a portion of this security is on loan.
Ø
All or a portion of this security is segregated in connection with obligations for common stocks sold short, open forward foreign currency contracts, total return swap contracts and/or financial futures contracts.

ØØ
At October 31, 2011, the Fund had deposited $2,008,061 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. This collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities.

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman Alternative Funds
GLOBAL ALLOCATION FUND
October 31, 2011
Assets
Investments in securities, at value *† (Note A)—see Schedule of Investments:
Unaffiliated issuers	$5,611,334
Cash	304
Foreign currency	48,759
Deposits with brokers for short sales (Note A-11)	1,656,339
Deposits with brokers for futures contracts (Note A-14)	193,293
Dividends and interest receivable	2,762
Receivable for securities sold	2,013,518
Receivable for Fund shares sold	14,157
Receivable from Management-net (Note B)	73,464
Total return swaps, at value (Note A-14)	259,773
Cash collateral for securities loaned (Note A-12)	351,722
Receivable for variation margin (Note A-14)	6,133
Receivable for open forward foreign currency contracts (Note A-14)	7,103
Prepaid expenses and other assets	23,836
Total Assets	10,262,497

Liabilities
Investments sold short, at value (Note A) (proceeds $1,955,782)	1,795,496
Dividends payable for short sales	2,988
Payable for collateral on securities loaned (Note A-12)	351,722
Payable to investment manager (Note B)	4,533
Payable for securities purchased	1,919,332
Payable for open forward foreign currency contracts (Note A-14)	15,531
Accrued expenses and other payables	179,689
Total Liabilities	4,269,291
Net Assets at value	$5,993,206

Net Assets consist of:
Paid-in capital	$5,824,292
Undistributed net investment income (loss)	(129,910)
Accumulated net realized gains (losses) on investments	(35,381)
Net unrealized appreciation (depreciation) in value of investments	334,205
Net Assets at value	$5,993,206

See Notes to Financial Statements

Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)
GLOBAL ALLOCATION FUND
October 31, 2011
Net Assets
Institutional Class	$5,814,490
Class A	133,003
Class C	45,713

Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	564,291
Class A	12,952
Class C	4,478

Net Asset Value, offering and redemption price per share
Institutional Class	$10.30

Net Asset Value and redemption price per share
Class A	$10.27

Offering Price per share
Class A‡	$10.90

Net Asset Value and offering price per share
Class C^	$10.21

†Securities on loan, at value:
Unaffiliated issuers	$332,094

*Cost of Investments:
Unaffiliated issuers	$5,659,428

Total cost of foreign currency	$47,806

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Alternative Funds
GLOBAL ALLOCATION FUND
Period from December 29, 2010 (Commencement of Operations) to October 31, 2011
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$20,513
Interest income—unaffiliated issuers	786
Income from securities loaned—net (Note A-12)	348
Foreign taxes withheld	(1,151)
Total income	$20,496

Expenses:
Investment management fees (Note B)	44,593
Administration fees (Note B)	2,973
Administration fees (Note B):
Institutional Class	4,386
Class A	105
Class C	58
Distribution fees (Note B):
Class A	132
Class C	291
Shareholder servicing agent fees:
Institutional Class	2,080
Class A	1,642
Class C	1,625
Organization expense (Note A-8)	390,936
Audit fees	64,500
Custodian fees (Note A)	75,831
Legal fees	253,121
Registration and filing fees	37,633
Shareholder reports	20,000
Trustees' fees and expenses	42,930
Short sales expense (Note A-11)	34,231
Miscellaneous	3,241
Total expenses	980,308
Expenses reimbursed by Management (Note B)	(912,192)
Expenses reduced by custodian fee expense offset arrangement (Note A-17)	(2)
Total net expenses	68,114
Net investment loss	$(47,618)

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(140,111)
Sales of investment securities of unaffiliated issuers sold short	135,758
Forward foreign currency contracts	19,902
Foreign currency	(396)
Financial futures contracts	(274)
Total return swap contracts	(132,646)

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(48,094)
Unaffiliated investment securities sold short	160,286
Forward foreign currency contracts	(8,428)
Foreign currency	(805)
Financial futures contracts	(28,527)
Total return swap contracts	259,773

Net gain (loss) on investments	216,438

Net increase (decrease) in net assets resulting from operations	$168,820

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
GLOBAL ALLOCATION FUND
Period from December 29, 2010 (Commencement of Operations) to October 31, 2011
Increase (Decrease) in Net Assets:

From Operations (Note A):
Net investment income (loss)	$(47,618)
Net realized gain (loss) on investments	(117,767)
Change in net unrealized appreciation (depreciation) of investments	334,205
Net increase (decrease) in net assets resulting from operations	168,820

From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	6,250,167
Class A	152,213
Class C	45,552
Payments for shares redeemed:
Institutional Class	(605,034)
Class A	(18,512)
Net increase (decrease) from Fund share transactions	5,824,386

Net Increase (Decrease) in Net Assets	5,993,206

Net Assets:
Beginning of period	—
End of period	$5,993,206
Undistributed net investment income (loss) at end of period	(129,910)

See Notes to Financial Statements

Notes to Financial Statements Alternative Funds

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated October 14, 2010. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until December 29, 2010 other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: It is the intention of the Fund to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent the Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of October 31, 2011, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for passive foreign investment companies gains and losses, § 988 reclass on closed futures, foreign currency gains and losses, non-deductible Rule 12b-1 fees and income recognized on total return swaps were reclassified at fiscal period-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$561,257	$15,500	$(139,568)	$—	$437,189

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, organization expenses, passive foreign investment companies, forward contracts mark to market, mark to market on certain futures contract transactions, mark to market on certain swap contract transactions and accrued swap income not recognized on total return swaps.

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7	Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8	Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $390,936, have been expensed as incurred.

9	Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10	Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities declines, the Fund will make a profit by purchasing the securities in the open market at a lower price than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a higher price than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Deposit with brokers for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender) and the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Fund is contractually responsible to the lender for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. As of October 31, 2011, the Fund had pledged cash in the amount of $1,656,339, to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities. In addition, State Street has a perfected security interest in these assets.

12	Security lending: The Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, disclosed within the Statement of Operations under the caption "Income from securities loaned-net," are net of expenses retained by State Street as compensation for its services as lending agent. For the period ended October 31, 2011, the Fund received net income under the securities lending arrangement of $348. The Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of October 31, 2011, 100% of the cash collateral received by the Fund was used to finance short sales.

As of October 31, 2011, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral as follows:

Value of Loaned Securities	Value of Collateral
$332,094	$351,722

13	Investment company securities and exchange-traded funds: The Fund invests in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

14	Derivative instruments: During the period ended October 31, 2011, the Fund's use of derivatives, as described below, was limited to total return swaps, financial futures contracts and forward foreign currency contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the period ended October 31, 2011, the Fund used total return swaps to provide investment exposure to the benchmark indices. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

At October 31, 2011, the Fund had outstanding total return swap contracts as follows:

			Rate Type
Swap Counterparty	Notional Amount(3)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan	$2,625,000	January 5, 2012	0.754	%(1)	JP Morgan Global Government Bond Total Return Index Unhedged	$(1,212)	$8,678	$7,466
J.P. Morgan	2,272,390	January 10, 2012	0.091	%(2)	MSCI Daily Total Return Net World Index	(121)	252,428	252,307
Totals						$(1,333)	$261,106	$259,773

(1) 3 month LIBOR plus .37% at October 5, 2011.

(2) 3 month LIBOR minus .30% at October 7, 2011.

(3) The notional amount at period end is indicative of the volume throughout the period.

Financial futures contracts: During the period ended October 31, 2011, the Fund entered into financial futures contracts in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions, including adjusting the investment exposures provided by the Fund's total return swaps, described above, to the benchmark indices. In addition, the Fund also utilized financial futures contracts to provide investment exposure to certain indices and markets other than the benchmark indices.

At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund.

At October 31, 2011, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2011	1 Euro STOXX 50 Index	Long	$4,469
December 2011	3 FTSE 100 Index	Long	24,553
December 2011	4 Government of Canada Bond, 10 Year	Long	2,699
December 2011	7 Japanese Yen	Long	(10,719)
December 2011	10 Mini Japanese Government Bond, 10 Year	Long	—
December 2011	8 Pound Sterling	Long	33,267
December 2011	6 S&P 500 E-mini Index	Long	24,802
December 2011	1 S&P TSE 60 Index	Long	1,172
December 2011	8 UK Government Gilt Bond	Long	(2,444)
December 2011	5 U.S. Treasury Notes	Long	(1,359)
December 2011	7 Australian Dollar	Short	(71,686)
December 2011	4 Australian T-Bond, 10 Year	Short	15,062
December 2011	2 Canadian Dollar	Short	(10,555)
December 2011	6 Euro Currency	Short	(37,788)
December 2011	1 TOPIX Index	Short	—
Total			$(28,527)

During the period ended October 31, 2011, the average notional amount of financial futures contracts was $52,129,428 for long positions and $(21,886,618) for short positions.

At October 31, 2011, the Fund had deposited $227,954 in a segregated account, to cover margin requirements on open futures contracts.

Forward foreign currency contracts: During the period ended October 31, 2011, the Fund entered into forward foreign currency contracts ("forward contract") to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of a forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

At October 31, 2011, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive		In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Czech Koruna	J.P. Morgan Chase	1,368,481	CZK	$73,052	11/10/11	$76,141	$3,089
Mexican Peso	J.P. Morgan Chase	156,255	MXN	11,193	11/10/11	11,717	524
New Taiwan Dollar	J.P. Morgan Chase	3,499,590	TWD	114,291	11/10/11	116,989	2,698
Singapore Dollar	J.P. Morgan Chase	4,641	SGD	3,535	11/10/11	3,699	164
South African Rand	J.P. Morgan Chase	131,360	ZAR	15,906	11/10/11	16,534	628
Total							$7,103
Sell	Counterparty	Contracts to Deliver		In Exchange For	Settlement Date	Value	Net Unrealized Appreciation (Depreciation)
Brazilian Real	J.P. Morgan Chase	87,630	BRL	$45,952	11/10/11	$50,953	$(5,001)
Chilean Peso	J.P. Morgan Chase	36,600,768	CLP	68,928	11/10/11	74,647	(5,719)
Hungarian Forint	J.P. Morgan Chase	11,762,191	HUF	52,432	11/10/11	53,314	(882)
Indonesian Rupiah	J.P. Morgan Chase	33,158,300	IDR	3,535	11/10/11	3,742	(207)
Polish Zloty	J.P. Morgan Chase	13,745	PLN	4,124	11/10/11	4,318	(194)
South Korean Won	J.P. Morgan Chase	52,252,967	KRW	43,595	11/10/11	47,123	(3,528)
Total							$(15,531)

For the period ended October 31, 2011, the Fund's investment in forward contracts had an average value of $858,002.

At October 31, 2011, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Swap contracts	Total return swaps, at value(1)	$—	$—	$259,773	$259,773
Futures contracts	Receivable for variation margin(2)	17,761	33,267	54,996	106,024
Forward contracts	Receivable for open forward foreign currency contracts	—	7,103	—	7,103
Total Value—Assets		$17,761	$40,370	$314,769	$372,900

Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Futures contracts	Receivable for variation margin(2)	$(3,803)	$(130,748)	$—	$(134,551)
Forward contracts	Payable for open forward foreign currency contracts	—	(15,531)	—	(15,531)
Total Value—Liabilities		$(3,803)	$(146,279)	$—	$(150,082)

(1)
"Swap Contracts" reflects the appreciation (depreciation) of the total return swap contracts plus accrued interest as of October 31, 2011, which is reflected in the Statement of Assets and Liabilities under the caption "Total return swaps, at value."

(2)
Reflected in the Statement of Assets and Liabilities; included under the caption "Net unrealized appreciation (depreciation) in value of investments," and is the cumulative appreciation (depreciation) of futures contracts as of October 31, 2011 as shown in "Futures Contracts" above. The outstanding variation margin as of October 31, 2011, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statement of Operations during the period ended October 31, 2011, was as follows:

Realized Gain (Loss)
Derivative Type	Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Swap contracts	Net realized gain (loss) on total return swap contracts	$—	$—	$(132,646)	$(132,646)
Futures contracts	Net realized gain (loss) on financial futures contracts	294,972	(84,122)	(211,124)	$(274)
Forward contracts	Net realized gain (loss) on forward foreign currency contracts	—	19,902	—	19,902
Total Realized Gain (Loss)		$294,972	$(64,220)	$(343,770)	$(113,018)

Change in Appreciation (Depreciation)
Derivative Type	Statement of Operations Location	Interest Rate Risk	Foreign Currency Risk	Equity Risk	Total
Swap contracts	Change in net unrealized appreciation (depreciation) in value of total return swap contracts	$—	$—	$259,773	$259,773
Futures contracts	Change in net unrealized appreciation (depreciation) in value of financial futures contracts	13,958	(97,481)	54,996	(28,527)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of forward foreign currency contracts	—	(8,428)	—	(8,428)
Total Change in Net Unrealized Appreciation (Depreciation)		$13,958	$(105,909)	$314,769	$222,818

15	Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16	Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata amongst its respective classes.

17	Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the period ended October 31, 2011, the impact of this arrangement was a reduction of expenses of $2.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.900% of the first $1 billion of the Fund's average daily net assets, 0.875% of the next $1 billion and 0.850% of average daily net assets in excess of $2 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C each pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, and, as of June 22, 2011, do not cover dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the period ended October 31, 2011, there was no reimbursement to Management under this agreement. At October 31, 2011, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period Ending October 31, 2011
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2014
Institutional Class	1.20%	10/31/13	894,111	(2)
Class A	1.56%	10/31/13	11,162	(2)
Class C	2.31%	10/31/13	6,919	(2)

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

Neuberger Berman Fixed Income LLC ("NBFI"), as sub-adviser to the Fund, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH"), which was formed to facilitate the May 4, 2009 management buyout of the businesses conducted by NB Group, and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG, and LBHI and certain of its subsidiaries own the remaining 48% of the voting equity of NBG.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets, respectively. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

For the period ended October 31, 2011, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Class A	$—	$—	$—	$—
Class C	—	—	—	—

Note C—Securities Transactions:

During the period ended October 31, 2011, there were purchase and sale transactions of long-term securities (excluding total return swaps, financial futures contracts and forward foreign currency contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$6,327,544	$3,568,297	$4,303,438	$5,612,118

During the period ended October 31, 2011, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended October 31, 2011 was as follows:

	Shares Sold	Shares Redeemed	Total
Institutional Class(1)	623,290	(58,999)	564,291
Class A(1)	14,712	(1,760)	12,952
Class C(1)	4,478	—	4,478

(1)  Period from December 29, 2010 (Commencement of Operations) to October 31, 2011.

Note E—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Fund's investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Fund's financial statement disclosures.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year
Global Allocation Fund
Institutional Class
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$—	$10.30
Class A
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$—	$10.27
Class C
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$—	$10.21

See Notes to Financial Highlights

	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets‡		Ratio of Gross Expenses to Average Net Assets (excluding expenses on securities sold short)‡		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Expenses to Average Net Assets (excluding expenses on securities sold short)‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets‡		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
Period from 12/29/2010^ to 10/31/2011	3.00	%**	$5.8	18.45	%*	18.31	%*^^	1.36	%*	1.21	%*^^	(.95	)%*	268	%**	216	%**
Class A
Period from 12/29/2010^ to 10/31/2011	2.70	%**	$0.1	22.01	%*	21.63	%*^^	1.96	%*	1.58	%*^^	(1.64	)%*	268	%**	216	%**
Class C
Period from 12/29/2010^ to 10/31/2011	2.10	%**	$0.0	25.07	%*	24.87	%*^^	2.52	%*	2.33	%*^^	(2.12	)%*	268	%**	216	%**

Notes to Financial Highlights

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

^	The date investment operations commenced.

‡	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@	Calculated based on the average number of shares outstanding during the fiscal period.

*	Annualized.

**	Not annualized.

^^
As of June 22, 2011, the Fund's Institutional Class, Class A and Class C contractual expense limitations do not cover dividend expense relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations (See Note B of Notes to Financial Statements).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman Global Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Global Allocation Fund (the "Fund") as of October 31, 2011, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from December 29, 2010 (commencement of operations) through October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Global Allocation Fund at October 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 29, 2010 (commencement of operations) through October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 16, 2011

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Adviser
Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111
For Institutional Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

For Class A and Class C Shareholders:
Please contact your investment provider

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Independent Fund Trustees

John Cannon (1930)	Trustee since inception	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	45
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	45	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006; ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	45
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

C. Anne Harvey (1937)	Trustee since inception	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	45
Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert A. Kavesh (1927)	Trustee since inception	Retired, since 2002; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	45
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	45
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	45
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

George W. Morriss (1947)	Trustee since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	45	Manager, Larch Lane Multi-Strategy Fund complex (which currently consists of three funds), since 2006; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Edward I. O'Brien (1928)	Trustee since inception	Private Investor; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	45	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Cornelius T. Ryan (1931)	Trustee since inception	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; formerly, Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, 1981 to 2010.	45
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bioscience Partners, 1981 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	45
Director, H&R Block, Inc. (financial services company), since May 2001; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private Investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	45
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	45	None.

Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI") since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
			45
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	45	Chairman of the Board, Staten Island Mental Health Society since 2008.

Jack L. Rivkin* (1940)	Trustee since inception; President from inception to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			45
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*	Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Trust by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since inception
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator.

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since inception (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since inception
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since inception
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since inception
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities from its inception through June 30, 2011 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

In early 2012 you will receive information to be used in filing your 2011 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2011. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal period ended October 31, 2011, the Fund designates $20,514, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2011 will be reported in conjunction with Form 1099DIV.

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0265 12/11

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The financial information provided below is that of the Registrant.  This N-CSR relates only to Neuberger Berman Global Allocation Fund (the “Fund”).  Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Fund.  The inception date of the Fund was December 29, 2010.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $53,000 for the fiscal period ended 2011.

 (b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 for the fiscal period ended 2011. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2011 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2011.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2011 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $11,500 for the fiscal period ended 2011.  The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2011 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2011.   The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2011 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal period ended 2011.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2011 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2011.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2011 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $11,500 for the fiscal period ended 2011.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal period ended 2011.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for the Fund is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ALTERNATIVE FUNDS

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 30, 2011

By:   /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  December 30, 2011